EXECUTIVE EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT, dated September 3, 2014 (the “Agreement”), is between CHUMA HOLDINGS, INC., a Nevada corporation (the “Company”), and KEVIN WRIGHT (“Executive”), an individual.

1.

POSITION AND RESPONSIBILITIES

a. Position.   The Company hereby employs Executive as President, and Executive hereby accepts employment with the Company as President, upon the terms and conditions set forth in this Agreement for the Employment Term (as defined below). Executive shall report to the Company’s Chief Executive Officer and the Board of Directors. Executive shall have such duties, powers, and responsibilities customarily conferred upon a president of a corporation similar in size, type, and nature. Executive shall apply his best efforts, skill, knowledge, and attention to the business of the Company in the performance of his duties to the Company.

b. No Conflict.  Executive represents and warrants that Executive’s execution of this Agreement, Executive’s employment with the Company, and the performance of Executive’s duties under this Agreement, do not and will not violate any obligations the Executive may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.

2.

COMPENSATION AND BENEFITS

a. Base Salary.   In consideration of the services to be rendered under this Agreement, the Company shall pay Executive a monthly base salary of $4,000, less all applicable wage deductions (“Base Salary”). The Base Salary shall be paid to Executive in accordance with the Company’s regularly established payroll practice. The Base Salary will be reviewed from time to time in accordance with the established procedures of the Company for adjusting wages and may be adjusted in the sole discretion of the Company.

b. Equity Compensation.   As further consideration for the services to be rendered under this Agreement and subject to approval of the Company’s Board of Directors, Executive will be granted an option to purchase 400,000 shares of the Company’s common stock (the “Option”). The Executive will be required to sign an option agreement setting forth the terms and conditions of the Option. 25% of the shares underlying the Option (i.e., 100,000) shall vest and become exercisable six months from the Company’s execution of this Agreement. After the six month anniversary of this Agreement, the remaining 300,000 shares underlying the Option shall vest and become exercisable in equally monthly installments (i.e., 1/18 each month) over the Employment Term (defined below). If Executive is terminated, resigns, or otherwise ceases employment with the Company, the Option, to the extent unvested, shall automatically terminate and will not be exercisable. The impact of separate from service will be more fully described in the option agreement. The exercise price per share will be equal to the closing bid price of the Company’s common stock on the date this Agreement and the Option are formally approved and ratified by the Company’s Board of Directors.

c. Bonus.   Executive may be eligible to receive a discretionary annual bonus, to be determined in the sole and absolute discretion of the Board of Directors (the “Board”), based upon the Board’s evaluation of the performance of Executive, the hours worked, the Company’s operating results and such other criteria as may be determined by the Board to be relevant.  Executive must be employed on the date such bonus, if any, is paid in order to be eligible for same. In order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended and the regulations and guidance promulgated thereunder, it is agreed that the bonus, if any, earned under this Section shall be paid no later than March 15th of the calendar year immediately following the calendar year in which the fiscal year to which such bonus related ended.

d. Expenses.   Upon presentation of verifiable invoices and other documentation as may be requested by the Company, the Company shall reimburse Executive for reasonable business expenses incurred in the performance of Executive’s duties hereunder in accordance with the Company’s expense reimbursement guidelines; provided, however, Executive must receive prior written consent from the Chief Executive Officer before incurring expenses or a series of related expenses greater than $1,000.

e. Vacation and Holidays.   Employee shall be entitled to 15 days of vacation per year, in addition to standard holidays. If an observed holiday occurs during Executive’s vacation, Executive’s vacation will be extended by the number of observed holidays falling during the vacation period or an equal number of vacation days will be carried forward for future use. If any scheduled paid holiday falls on a Saturday, the holiday will usually be observed on the preceding Friday. If a scheduled paid holiday falls on a Sunday, the following Monday will usually be observed as the holiday.

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3.

TERM OF EMPLOYMENT

Executive’s employment shall begin on the date of this Agreement and shall continue for a period of two years, unless terminated earlier by either party pursuant to Section 4 of this Agreement (the “Employment Term”).  At the end of the Employment Term, this Agreement may be extended or renewed with the mutual, written consent of the Company and the Executive in increments of one (1) year.

4.

TERMINATION

This Agreement may be terminated by either party at any time and for any reason before the expiration of the employment term in accordance with the following provisions, and in the event of such termination the Company shall have no financial obligation to Executive except to pay his Base Salary through the date of termination and to continue any other employment benefits that the company elected to provide through the date of termination:

a. Termination by Executive.   Executive may terminate his employment with the Company at any time for any reason or no reason, upon four (4) weeks advance written notice.  During such notice period Executive shall continue to diligently perform all of Executive’s duties hereunder.  The Company shall have the option, in its sole discretion, to make Executive’s termination effective at any time prior to the end of such notice period as long as the Company pays Executive all compensation then due.  Thereafter all obligations of the Company to the Executive shall cease.

b. Termination by Company.   The Company may terminate Executive’s employment with the Company at any time for any reason or no reason, with or without notice. If the Company terminates Executive’s employment for any reason, the Company shall pay to Executive all compensation to which Executive is entitled up through the date of termination, subject to any other rights or remedies of the Company under law, and thereafter all obligations of the Company under this Agreement shall cease.

c. Termination By Death.   Executive’s employment shall terminate automatically upon the Executive’s death.  The Company shall pay to Executive’s beneficiaries or estate, as appropriate, any compensation then due and owing up through the date of Executive’s death.  Thereafter all obligations of the Company under this Agreement shall cease.  Nothing in this Section 4(c) shall affect any entitlement of Executive’s heirs or devisees to the benefits of any life insurance plan or other applicable benefits.

d. Termination By Disability.   If Executive becomes eligible for the Company’s long term disability benefits or if, in the sole opinion of the Company, Executive is unable to carry out the responsibilities and functions of the position held by Executive by reason of any physical or mental impairment for more than ninety consecutive days or more than one hundred and twenty days in any twelve-month period, then, to the extent permitted by law, the Company may terminate Executive’s employment.  The Company shall pay to Executive all compensation to which Executive is entitled up through the date of termination, and thereafter all obligations of the Company under this Agreement shall cease.  Nothing in this Section 4(d) shall affect Executive’s rights under any disability plan in which Executive is a participant.

5.

TERMINATION OBLIGATIONS

a. Return of Property.   Executive agrees that all property (including without limitation all electronic devices, equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) which was furnished, created, or prepared incidentally to Executive’s employment belongs to the Company and shall be promptly returned to the Company upon termination of Executive’s employment.

b. Resignation and Cooperation.   Upon termination of Executive’s employment, Executive shall be deemed to have resigned from all offices then held with the Company.  Following any termination of employment, Executive shall cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to other employees. Executive shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Executive’s employment by the Company.

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6.     CONFIDENTIAL INFORMATION

a. Obligation to Maintain Confidentiality.   Executive acknowledges that the continued success of the Company depends upon the use and protection of a large body of confidential and proprietary information. All of such confidential and proprietary information now existing or to be developed in the future will be referred to in this Agreement as “Confidential Information”. Confidential Information will be interpreted as broadly as possible to include all information of any sort (whether merely remembered or embodied in a tangible or intangible form) that is (i) related to the Company’s prior, current or potential business and (ii) is not generally or publicly known. Confidential Information includes, without specific limitation, the information, observations and data obtained by Executive during the course of the Employment Term and his performance under this Agreement concerning the business and affairs of the Company, information concerning acquisition opportunities in or reasonably related to the Company’s business or industry of which Executive is aware or becomes aware during the Employment Term, the persons or entities that are current, former or prospective suppliers or customers of any one or more of them during the course of Executive’s performance under this Agreement, as well as development, transition and transformation plans, methodologies and methods of doing business, strategic, marketing and expansion plans, including plans regarding planned and potential sales, financial and business plans, employee lists and telephone numbers, new and existing programs and services, prices and terms, customer service, integration processes, requirements and costs of providing service, support and equipment. Therefore, Executive agrees that during the Employment Term and for two years thereafter he shall not disclose to any unauthorized person or use for his own account any of such Confidential Information without the Company’s prior written consent, unless and to the extent that any Confidential Information: (i) becomes generally known to and available for use by the public other than as a result of Executive’s acts or omissions to act or (ii) is required to be disclosed pursuant to any applicable law or court order.  Executive agrees to deliver to the Company at the end of the Employment Term, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company (including, without limitation, all Confidential Information) that he may then possess or have under his control.

b. Ownership of Intellectual Property.   Executive agrees to make prompt and full disclosure to the Company of all ideas, discoveries, trade secrets, inventions, innovations, improvements, developments, methods of doing business, processes, programs, designs, analyses, drawings, reports, data, software, firmware, logos and all similar or related information (whether or not patentable and whether or not reduced to practice) that relate to the Company’s actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, acquired, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by the Company (collectively, “Work Product”). Any copyrightable work falling within the definition of Work Product shall be deemed a “work made for hire” under the copyright laws of the United States, and ownership of all rights therein shall vest in the Company. To the extent that any Work Product is not deemed to be a “work made for hire”, Executive hereby assigns and agrees to assign to the Company all right, title and interest, including without limitation, the intellectual property rights that Executive may have in and to such Work Product. Executive shall promptly perform all actions reasonably requested by the Manager (whether during or after the Employment Term) to establish and confirm the Company’s ownership (including, without limitation, providing testimony and executing assignments, consents, powers of attorney, and other instruments).  Executive understands, however, that there is no obligation being imposed on him to assign to the Company, any invention falling within the definition of Work Product for which no equipment, supplies, facility, or trade secret information of the Company was used and that was developed entirely on his own time, unless: (i) such Work Product relates (A) to the Company’s businesses or (B) to their actual or demonstrably anticipated research or development, or (ii) the Work Product results from any work performed by him for them under this Agreement.

c. Third Party Information.   Executive understands that the Company will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes.  During the Employment Term and thereafter, and without in any way limiting the provisions of Section 6, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel of the Company who need to know such information in connection with their work for the Company) or use, except in connection with his work for the Company, Third Party Information unless expressly authorized in writing by the Manager.

d. Use of Information of Prior Employers.   Executive represents and warrants and covenants that Executive shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Executive acknowledges and agrees that any violation of this provision shall be grounds for Executive’s immediate termination and could subject Executive to substantial civil liabilities and criminal penalties.  Executive further specifically and expressly acknowledges that no officer or other Executive or representative of the Company has requested or instructed Executive to disclose or use any such third party proprietary information or trade secrets.

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7.

NON-COMPETE, NON-SOLICITATION

a. In further consideration of the Company’s hiring of Executive and the compensation to be paid to Executive hereunder, Executive acknowledges that during the course of his employment with the Company he shall become familiar with the Company’s trade secrets and with other Confidential Information concerning the Company and that his services shall be of special, unique and extraordinary value to the Company, and therefore, Executive agrees that, during the Employment Term and for one year thereafter (the “Noncompete Period”), he shall not engage in Competition anywhere in California unless he first obtains the Company’s written consent (which may be given or withheld in the Company’s sole discretion).

b. For purposes of this Agreement, to engage in “Competition” shall mean to: (i) directly or indirectly, own any interest in, manage, control, participate in, consult with, render services for, operate or in any manner engage in any business in which the Company engages, or, to Executive’s knowledge at the date of termination of the Employment Term, has plans to engage (including, without limitation, if the Company, at the date of termination of the Employment Term, is negotiating, or has entered into, an agreement for an acquisition, joint venture or other transaction or the Chief Executive Officer has approved, on or prior to such date, any new line of business, new geographic area, pursuing any acquisition or other similar action) directly or through third parties marketed or sold at the date of termination of the Employment Term (provided that Executive shall not be prohibited from owning up to 5% of the outstanding stock of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation), or (ii) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way actively interfere with the relationship between the Company and any employee thereof, or (iii) hire directly or through another entity any person who was employed by the Company at any time during the Noncompete Period, within twelve (12) months following the date of termination of such person’s employment with the Company, or (iv) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between the Company and any customer, supplier, licensee or other business relation thereof (including, without limitation, by inducing or attempting to induce any such person or entity to reduce the amount of business it does with the Company).

c. During the Employment Term and at all times thereafter, Executive shall not disparage the Company or any of their respective investors, officers, managers, employees, agents or representatives, or any of the Company’s products or services; provided, that the foregoing shall not prohibit Executive from making any general competitive statements or communications about the Company or its businesses in the ordinary course of competition after the Noncompete Period has expired.  The Company agrees that it shall not issue any public statements disparaging the Executive.  Notwithstanding the foregoing, nothing in this Section 7 shall prevent Executive or the Company from enforcing either party’s rights under this Agreement or any other agreement to which Executive and the Company are a party, or otherwise limit such enforcement.

d. Executive hereby acknowledges that the enforcement of the provisions of this Section 7 may potentially interfere with his ability to pursue employment opportunities with some third parties.  Executive recognizes and agrees that the enforcement of this Agreement is necessary to ensure the preservation, protection and continuity of the business, trade secrets and goodwill of the Company.  Executive agrees that, due to the proprietary nature of the Company’s businesses, the restrictions set forth in this Agreement are reasonable as to time and scope.  Executive hereby acknowledges that he has been advised to consult with an attorney before executing this Agreement and that he has done so or, after careful reading and consideration, he has chosen not to do so of his own volition.

8.

AMENMENDTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Executive and by a duly authorized representative of the Company other than Executive.  Failure to exercise any right under this Agreement shall not constitute a waiver of such right.  Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches.  All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

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9.       ASSIGNMENT; BINDING EFFECT

a. Assignment.   The performance of Executive is personal hereunder, and Executive agrees that Executive shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement.  This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

b. Binding Effect.   Subject to the foregoing restriction on assignment by Executive, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, managers, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Executive.

10.

NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered:  (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party.  The date of notice shall be deemed to be the earlier of: (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail.  Executive shall be obligated to notify the Company in writing of any change in Executive’s address.

11.

SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect.
In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

12.

TAXES

All amounts paid under this Agreement (including without limitation Base Rate) shall be paid to Executive after all applicable state and federal tax withholdings and any other withholdings required by any applicable jurisdiction. Executive shall be solely responsible for any other personal tax obligations arising out of or incurred in connection with the compensation paid pursuant to this Agreement.

13.       GOVERNING LAW; DISPUTE RESOLUTION

The parties agree that any dispute, controversy or claim between Executive and the Company based on, arising out of or relating to Executive’s employment under this Agreement or the termination of same, including, without limitation, any and all claims under Title VII of the Civil Rights Acts of 1964 as amended, the Civil Rights Act of 1870, the Americans with Disabilities Act of 1990 as amended, the Americans with Disabilities Act Amendments Act of 2008, the Age Discrimination in Employment Act as amended, the Older Workers Benefit Protection Act, the Fair Labor Standards Act of 1938 as amended by the Equal Pay Act of 1963, the Lilly Ledbetter Fair Pay Act of 2009, the Family and Medical Leave Act, the Employee Retirement Income Security Act of 1974, the Civil Rights Act of 1991, the Genetic Information Nondiscrimination Act of 2008, the Consolidated Omnibus Budget Reconciliation Act, the U.S. Patriot Act, the Sarbanes-Oxley Act of 2002, the Dodd–Frank Wall Street Reform and Consumer Protection Act, and any other federal, state or local civil rights, disability, discrimination, retaliation or labor law, or any theory of contract, criminal, arbitral or tort law, shall be settled by final and binding arbitration in Clark County, Nevada, administered by the American Arbitration Association (“AAA”) pursuant to the National Rules for the Resolution of Employment Disputes of the AAA (“Rules of the AAA”). This Agreement shall be construed in accordance with the laws of the State of Nevada without reference to the conflict of laws provisions thereof, and judgment upon any resulting arbitration award may be entered in any court of competent jurisdiction.

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14.

INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular and references to the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any party hereto because that party drafted or caused that party’s legal representative to draft any of its provisions.

15.

OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT

Executive agrees that any and all of Executive’s obligations under this Agreement (other than Section 1) shall survive the termination of employment and the termination of this Agreement in accordance with their terms.

16.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

17.       AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of its obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

18.

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Company and Executive relating to the subject matter hereof and supersedes all prior oral and written understandings and agreements relating to such subject matter. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Executive and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control.

19.       EXECUTIVE ACKNOWLEDGMENT

EXECUTIVE ACKNOWLEDGES EXECUTIVE HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT EXECUTIVE HAS READ AND UNDERSTANDS THE AGREEMENT, THAT EXECUTIVE IS FULLY AWARE OF ITS LEGAL EFFECT, AND THAT EXECUTIVE HAS ENTERED INTO IT FREELY BASED ON EXECUTIVE’S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

CHUMA HOLDINGS, INC. By:Jordan Shapiro Jordan Shapiro, its CEO	EXECUTIVE: Kevin Wright Kevin Wright, an individual

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